HFI Highbury Financial Inc.

Permanent Capital Solutions for Investment Managers

999 18th Street, Suite 3000
Denver, Colorado 80202
T: (303) 357-4802
F: (303) 893-2902

535 Madison Avenue, 19th Floor
New York, New York 10022
T: (212) 688-2341
F: (212) 688-2343

www.highburyfinancial.com

Forward-Looking Statement

The following slide show was furnished to the Securities and Exchange Commission (SEC) as part of a Current Report on Form 8-K filed by Highbury Financial Inc. (Highbury) with the SEC on March 23, 2007.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to Highbury's and Aston Asset Management LLC's (Aston) future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "potential," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" and similar expressions.

Highbury cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Highbury assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Highbury's SEC filings and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of advised or sponsored investment products; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Highbury; (11) terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and Highbury; (12) the ability to attract and retain highly talented professionals; and (13) the impact of changes to tax legislation and, generally, the tax position of Highbury.

Highbury's filings with the SEC, accessible on the SEC's website at http://www.sec.gov, discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

Overview of Highbury Financial Inc.

- Publicly traded investment management holding company with $5.5 billion of AUM
  - Completed initial public offering January 2006
  - Completed acquisition of ABN AMRO U.S. mutual fund business November 2006 through majority-owned affiliate Aston Asset Management LLC
- Founded by members of Berkshire Capital Securities LLC, The Praedium Group LLC and Caledonia Investments plc
  - Experience in building, managing and acquiring businesses
- Objective is to partner with dynamic, accomplished firms seeking long-term growth
  - Provide permanent capital solutions to owners of investment management firms
  - Diversify by management team, asset class, investment style, client type and distribution channel
- Access to proprietary mutual fund sales, marketing, operations, compliance, finance and administration resources of Aston Asset Management LLC
  - 18 wholesalers, 400 selling agreements
  - Co-branded, sub-advised model
- Access Berkshire Capital's proprietary deal flow, strategic guidance and extensive network of contacts throughout the U.S. and Europe
- Current capitalization supports transactions of $25 million to $100 million with no additional equity issuance

Key Attributes

- Combined total revenue in 2006 of $42.3 million for Aston
  - Highbury receives priority distribution equal to 18.2% of total revenue
- Revenue of $3.8 million in December 2006, the first month following the closing of the acquisition
- Approximately $6.2 million cash on hand
- Future warrant proceeds of $81 million (15.8 million warrants and UPO outstanding)
- No debt or contingent liabilities
- Transparency through public disclosure documents filed with SEC
- Seeking to close one or more additional transactions in 2007

Strong Core Shareholder Group

- 10 employees of Berkshire Capital, the leading merger and acquisition advisor to the investment management industry
- Caledonia Investments plc, a UK investment trust controlled by the Cayzer family with market capitalization of $2.2 billion
- Co-founder of Praedium, a major real estate private equity investment firm
- Anchor investors include premier investment management firms
  - Wellington Management Company LLP
  - Clayton Management Company
  - Potomac Capital Management Inc.
  - Context Capital Management, LLC
  - Pine River Capital Management L.P.
  - Talon Asset Management, LLC
  - Royce & Associates LLC
  - Second Curve Capital LLC
  - Baldwin Brothers, Inc.
  - Barrett Associates (Legg Mason Financial Services Fund)
  - SEI Investments Company (SEI Small Cap Growth Fund)
  - J. & W. Seligman & Co. (Seligman Global Smaller Companies Fund)

Directors and Officers

	Background	Transactions	Experience	Education
R. Bruce Cameron, CFA Chairman	President & Co-Founder, Berkshire	207 transactions $9.3 billion value	24 yrs Berkshire 29 yrs total	Harvard MBA Trinity BA
Richard S. Foote, CFA President, CEO & Director	Managing Director, Berkshire	27 transactions $2.0 billion value	13 yrs Berkshire 22 yrs total	Harvard BA
R. Bradley Forth, CFA EVP & CFO	Associate, Berkshire	17 transactions $1.3 billion value	6 yrs Berkshire 6 yrs total	Duke BS & BA
Russell L. Appel Director	President & Co-Founder, Praedium	$22 billion total $6 billion Praedium	16 yrs Praedium 22 yrs total	Wharton MBA Wharton BA

Experienced Team & Resources

Quality reputation and transaction track record	Wealth of industry relationships	Value-added proprietary resources
Public vehicle for permanent capital	SUCCESSFUL PARTNERSHIP	Capability and commitment
Focus on sustained growth and stability	Flexible structures	Sponsorship by Berkshire Capital partners and industry leaders

Business Strategy Highlights

- Acquire majority equity positions in investment management firms with significant growth potential
- Partner with superior management teams
  - Corporate divestitures
  - Management buyouts
  - Liquidity to unwind strategic joint ventures
  - Liquidity for departing individual partners
  - Diversification for founders and transition to next generation
  - Exit strategies for private equity funds
- Affiliates to operate independently
  - Highbury not active in day-to-day management
  - Retained ownership interest by affiliate management aligns interests with Highbury's shareholders
- Seek diversified affiliates to provide growth potential with reduced downside risk

Investment Management Firms Provide Attractive Economics to Owners


Upward Market Bias
Increasing Demand
Low Financial Capital Requirements
GROWING MARGINS AND ROI
High Cash Flow
High Intellectual Capital Requirements
High Operating Leverage

Variety of Target Types



Institutional Managers
Mutual Funds
High Net Worth
Real Estate
SUCCESSFUL BUSINESS COMBINATIONS
Turnkey Investment Management
Private Equity
Hedge Funds
Funds of Funds

Robust Deal Flow Within Investment Management Industry

Total Transaction Value ($B)



50
40
30
20
10
0
$7
$17
$36
$16
$10
$9
$9
$16
$47
98
99
00
01
02
03
04
05
06

Number of Transactions



175
150
125
100
75
50
25
0
97
103
126
130
143
135
132
136
167
98
99
00
01
02
03
04
05
06

Partnership Criteria

Management integrity, character and ethics

↓

Shared goals, values and alignment of interests

↓

Team and/or successors committed for 7 years or more

↓

Sustainable revenue growth of 10% or more

↓

Operating leverage from fixed cost base

↓

Pre-tax profits of $5 - $40 million

↓

Founder diversification
Partner buyout
MBO

SUCCESSFUL BUSINESS COMBINATION

Compelling Opportunity for Investment Managers

- Structuring flexibility to preserve current value and maximize potential
  - Highbury able to negotiate and execute transaction efficiently to minimize risk
  - No integration (unlike strategic sale)
  - No interference with day-to-day management
- Permanent capital solution
  - No future liquidity event or exit strategy required (unlike private equity sources)
  - Ongoing value creation for management through equity ownership
  - Equity recycling to next generation of management to ensure long-term stability and growth
  - Joint ownership by Highbury and management provides alignment of interests
- Ongoing strategic input from Highbury and Aston
  - Access to proprietary mutual fund sales, marketing, operations, compliance, finance and administrative resources (18 wholesalers, nearly 400 selling agreements)
  - Introductions to new business opportunities
  - Industry insights and professional relationships
  - Employee compensation, incentive, retention and succession structures
  - Marketing, distribution and competitive positioning strategies
  - Valuations

Overview of Revenue Sharing

- Revenues divided into operating allocation and owners' allocation
  - Operating allocation covers all expenses associated with the business; any residual income after expenses is additional compensation to the management team
  - Owners' allocation is distributed pro rata to the equity owners of the business
- Highbury acquires 51% - 80% of the owners' allocation
  - Balance of owners' allocation retained by management
  - Joint ownership provides for alignment of interests
- Preserve integrity and autonomy of affiliate franchise
  - Retain brand
  - Permanent delegation of full operating authority
  - Highbury approval required for limited set of major decisions
  - No integration with legacy investment process or distribution system
  - Contractual protections for all parties in operating agreement
  - Long-term, enforceable restrictive covenants in employment contracts and definitive transaction agreements

Key Drivers of Value

Organic Growth	→	YES
Operational Changes	→	NO
Financial Leverage		
Affiliates	→	NO
Holding Company	→	YES (limited)
P/E Expansion	→	YES
Diversified Group of Partners	→	YES

Strategy Provides Long-Term Value Creation for Shareholders



LONG TERM GROWTH
Range of Strategic Alternatives
Potential Warrant Proceeds
Internal Growth
Serial Acquisitions
Prudent Use of Leverage
Initial Acquisition

Summary

Public Holding Company

- Seeking partnerships with high-quality investment management firms
- $100 million of acquisition capacity from existing equity base
- $200 million of additional acquisition capacity after exercise of warrants

Premier Shareholder Group

- Employees of Berkshire Capital - leading M&A advisor to investment management firms
- Caledonia Investments plc
- Co-founder of Praedium
- Long term fundamental investors

SUCCESSFUL PARTNERSHIP

Unique Capital Source

- Permanent equity capital
- Flexible approach to transaction structuring
- Liquidity with retained equity upside
- Permanent full delegation of operations
- No integration with legacy infrastructure

Compelling Opportunity for Partner

- Flexible structure to maximize value
- Obviates need for future sale process
- Equity incentives for management
- Support and strategic input from Highbury
- Proprietary mutual fund distribution

Aston Funds Supplemental Information

Highlights of Aston Asset Management LLC

- No-load mutual fund business with $5.5 billion of assets under management as of December 31, 2006
  - 16 equity mutual funds and four fixed income mutual funds
  - Multiple new equity mutual funds in development
  - Founded in 1993 and acquired from ABN AMRO
- Diversified, scalable operating platform
  - 18 wholesalers and additional sales support
  - Nearly 400 selling agreements in place
  - Nine high quality sub-advisors; five with limited non-compete provisions
  - Operations, administration and compliance
- Outstanding management team
  - Shared values of integrity, character and ethics
  - Track record of leading successful growth, internally and by acquisition
  - Distribution, management and operating experience complement Highbury management

Aston Management Team Has Strong Track Record[1]

- Guided growth of mutual fund platform since its inception in 1993


$9
$6
$3
$0
AUM ($bn)
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

- Executed accretive acquisitions and incubated new managers to fuel growth of Alleghany Asset Management to $43 billion of AUM prior to sale to ABN AMRO in 2001

Investment Manager	Year Acquired or Founded	Ownership Acquired	Assets Under Management ($bn) On Acquistion	Assets Under Management ($bn) As of 9/30/06
Montag & Caldwell	1994	100%	$2.0	$20.7
Chicago Capital	1997	100%	0.0	Merged in 2002
Veredus Asset Management	1998	50%	0.0	2.1
Blairlogie Capital Management	1999	100%	1.0	Sold in 2002
TAMRO Capital Partners	2000	100%	0.0	0.5
River Road Asset Management	2005	45%	0.0	1.8

[1] Source for historical data is ABN AMRO Asset Management.

Broad Array of High Quality Investment Products

- Diversified mix of equity and fixed income mutual funds
- Funds managed by 9 sub-advisors with independent investment styles
- Competitive investment performance across the platform
- 5 funds with Overall Morningstar Ratings of 4 or 5 stars; 7 funds with 3 stars

EQUITY FUNDS

	Value	Blend	Growth
Large	★★★★ ★★★		★★★★ ★★★★ ★★★
Medium	★★★	★★★	
Small		★★★★	

FIXED INCOME FUNDS

	Short	Intermediate	Long
High	★★★★	★★★ ★★★	
Medium			
Low		★★★	

Source: Morningstar, Inc., as of December 31, 2006

Strong Relationship with Diversified Group of Sub-Advisors

- Open-architecture, sub-advised platform brings strategic relationships and limited non-competes in the current product styles, subject to certain exceptions
  - ABN AMRO Asset Management
  - McDonnell Investment Management, LLC
  - MFS Investment Management
  - Montag & Caldwell (ABN AMRO affiliate)
  - Optimum Investment Advisors
  - River Road Asset Management (ABN AMRO affiliate)
  - TAMRO Capital Partners (ABN AMRO affiliate)
  - Taplin, Canida & Habacht, Inc.
  - Veredus Asset Management (ABN AMRO affiliate)
- Favorable agreements with sub-advisors
  - Competitive fees
  - 5-year no termination by affiliates of ABN AMRO
  - Non-compete provisions with respect to U.S. mutual fund business, subject to certain exceptions
  - Access to funds which may face capacity constraints

Historical Assets Under Management and Net Flows[1]

Equity AUM ($bn)


8.0
6.0
4.0
2.0
0.0
4.2
4.0
4.1
6.2
6.7
6.0
5.3
2000
2001
2002
2003
2004
2005
2006

Fixed Income AUM ($bn)


0.8
0.6
0.4
0.2
0.0
0.3
0.6
0.7
0.6
0.5
0.3
0.2
2000
2001
2002
2003
2004
2005
2006

Equity Net Flows ($bn)


1.5
1.0
0.5
0.0
(0.5)
(1.0)
(1.5)
(0.2)
0.2
1.0
1.1
0.0
(1.0)
(1.2)
2000
2001
2002
2003
2004
2005
2006

Fixed Income Net Flows ($bn)


0.3
0.2
0.1
0.0
(0.1)
(0.2)
(0.3)
0.0
0.3
0.1
(0.1)
(0.2)
(0.1)
(0.1)
2000
2001
2002
2003
2004
2005
2006

[1] Source for historical AUM is Morningstar, Inc. Source for net flows data is Strategic Insight SimFund MF.

Diverse Growth Opportunities for Aston

- Internal growth of existing products
  - Market appreciation
  - Attractive long-term performance records
  - Future net asset flows
  - 13 funds with less than $200 million in assets
    - Established investment performance track records
    - Capacity for new assets has potential to drive future growth
- Additional product lines
  - Enhancement of large institutional relationships
  - Money Market Fund Administration Agreement executed September 1, 2006 ($3.7 billion in assets as of December 31, 2006)
  - Expansion of separately managed account platform
  - Incubation and adoption of additional funds with existing and new sub-advisors
- Accretive add-on acquisitions

Diverse Family of Mutual Funds

Fund	Advisor or Subadvisor	Morningstar Category	Morningstar Rating	Inception	AUM ($m) 12/31/06	% of Total AUM
EQUITY FUNDS						
Aston/Montag & Caldwell Growth	Montag & Caldwell	Large Growth	★★★★	Nov 1994	$ 2,051	37.6%
Aston/ABN AMRO Growth	ABN AMRO Asset Management	Large Growth	★★★	Dec 1993	835	15.3%
Aston/Optimum Mid Cap	Optimum Investment Advisors	Mid-Cap Blend	★★★	Sep 1994	721	13.2%
Aston/Veredus Aggressive Growth	Veredus Asset Management	Small Growth	★	Jun 1998	443	8.1%
Aston Value	MFS Institutional Advisors	Large Value	★★★	Jan 1993	366	6.7%
Aston/TAMRO Small Cap	TAMRO Capital	Small Blend	★★★★	Nov 2000	294	5.4%
Aston River Road Small Cap Value	River Road Asset Management	Small Value	--	Jun 2005	280	5.1%
Aston/ABN AMRO Real Estate	ABN AMRO Asset Management	Specialty-Real Estate	★★★	Dec 1997	122	2.2%
Aston Balanced	ABN AMRO Asset Management	Moderate Allocation	★★	Sep 1995	55	1.0%
Aston/Veredus Select Growth	Veredus Asset Management	Large Growth	★★★★	Dec 2001	36	0.7%
Aston/Montag & Caldwell Balanced	Montag & Caldwell	Moderate Allocation	★★	Nov 1994	29	0.5%
Aston/River Road Dynamic Equity	River Road Asset Management	Mid Cap Value	--	Jun 2005	21	0.4%
Aston/TAMRO Large Cap Value	TAMRO Capital	Large Value	★★★★	Nov 2000	16	0.3%
Aston/Veredus Science Technology	Veredus Asset Management	Specialty-Technology	★★	Jun 2000	4	0.1%
Aston/ABN AMRO Mid Cap Growth	ABN AMRO Asset Management	Mid-Cap Growth	--	Dec 2005	1	0.0%
Aston/Optimum Large Cap Opportunity	Optimum Investment Advisors	--	--	Dec 2006	0	0.0%
Total Equity Funds					5,274	96.7%
FIXED INCOME FUNDS						
Aston/TCH Fixed Income	Taplin, Canida & Habacht	Int. Term Bond	★★★	Dec 1993	$ 111	2.0%
Aston/McDonnell Municipal Bond	McDonnell Investment Management	Muni National Interm	★★★	Dec 1993	25	0.5%
Aston/TCH Investment Grade Bond	Taplin, Canida & Habacht	Short Term Bond	★★★★	Oct 1995	23	0.4%
Aston/ABN AMRO High Yield	ABN AMRO Asset Management	High Yield Bond	★★★	Jun 2003	21	0.4%
Total Fixed Income Funds					180	3.3%
Total AUM					$ 5,454	100.0%

Source: Aston Asset Management, as of December 31, 2006

Diverse Family of Mutual Funds

Fund	Advisor or Subadvisor	Morningstar Category	Morningstar Rating	AUM ($m) 12/31/06	Annualized Total Returns 1-Year	3-Years	5-Years
EQUITY FUNDS							
Aston/Montag & Caldwell Growth	Montag & Caldwell	Large Growth	★★★★	$ 2,051	8.4%	6.1%	1.7%
Aston/ABN AMRO Growth	ABN AMRO Asset Management	Large Growth	★★★	835	3.6%	3.5%	1.8%
Aston/Optimum Mid Cap	Optimum Investment Advisors	Mid-Cap Blend	★★★	721	20.9%	13.4%	11.4%
Aston/Veredus Aggressive Growth	Veredus Asset Management	Small Growth	★	443	-2.4%	6.4%	-0.5%
Aston Value	MFS Institutional Advisors	Large Value	★★★	366	21.3%	14.2%	9.9%
Aston/TAMRO Small Cap	TAMRO Capital	Small Blend	★★★★	294	28.3%	13.8%	15.5%
Aston River Road Small Cap Value	River Road Asset Management	Small Value	--	280	30.8%	-	-
Aston/ABN AMRO Real Estate	ABN AMRO Asset Management	Specialty-Real Estate	★★★	122	36.0%	27.1%	24.0%
Aston Balanced	ABN AMRO Asset Management	Moderate Allocation	★★	55	4.5%	3.7%	3.1%
Aston/Veredus Select Growth	Veredus Asset Management	Large Growth	★★★★	36	5.2%	10.5%	5.7%
Aston/Montag & Caldwell Balanced	Montag & Caldwell	Moderate Allocation	★★	29	6.1%	4.2%	2.1%
Aston/River Road Dynamic Equity	River Road Asset Management	Mid Cap Value	--	21	25.5%	-	-
Aston/TAMRO Large Cap Value	TAMRO Capital	Large Value	★★★★	16	13.2%	10.1%	6.9%
Aston/Veredus Science Technology	Veredus Asset Management	Specialty-Technology	★★	4	0.4%	0.1%	-3.8%
Aston/ABN AMRO Mid Cap Growth	ABN AMRO Asset Management	Mid-Cap Growth	--	1	1.8%	-	-
Aston/Optimum Large Cap Opportunity	Optimum Investment Advisors	--	--	0	-	-	-
Total Equity Funds				5,274			
FIXED INCOME FUNDS							
Aston/TCH Fixed Income	Taplin, Canida & Habacht	Int. Term Bond	★★★	$ 111	6.4%	4.1%	4.6%
Aston/McDonnell Municipal Bond	McDonnell Investment Management	Muni National Interm	★★★	25	3.5%	2.5%	4.1%
Aston/TCH Investment Grade Bond	Taplin, Canida & Habacht	Short Term Bond	★★★★	23	4.3%	2.9%	4.0%
Aston/ABN AMRO High Yield	ABN AMRO Asset Management	High Yield Bond	★★★	21	7.7%	6.7%	---
Total Fixed Income Funds				180			
Total AUM				$ 5,454			

Source: Aston Asset Management, as of December 31, 2006

Highbury Supplemental Information

Highbury Officers and Directors – R. Bruce Cameron, CFA

R. Bruce Cameron, CFA has been our chairman of the board since our inception. Mr. Cameron has been the president and chief executive officer of Berkshire Capital Securities LLC, a New York-based investment banking firm, since its formation in May 2004. Mr. Cameron co-founded Berkshire Capital Corporation, the predecessor firm to Berkshire Capital Securities LLC, in 1983 as the first independent investment bank covering the financial services industry, with a focus on investment management and capital markets firms. Mr. Cameron is responsible for the overall development and direction of the firm and is actively involved in working with the firm's major clients. Mr. Cameron heads the firm's management committee and is a frequent speaker at industry conferences and events. Mr. Cameron and his partners have advised on approximately 207 mergers and acquisitions of financial services companies, including high net worth managers, institutional investment managers, mutual fund managers, real estate managers, brokerage firms, investment banks and capital markets firms with aggregate client assets under management of nearly $390 billion and aggregate transaction value in excess of $9.3 billion. Mr. Cameron is the managing member of Broad Hollow LLC, which owns 675,000 shares of our common stock. Prior to forming Berkshire Capital Corporation, Mr. Cameron was an associate director of Paine Webber Group Inc.'s Strategic Planning Group from 1981 through 1983. At Paine Webber, Mr. Cameron executed several internal acquisitions for the company. Mr. Cameron began his career at Prudential Insurance Company from 1978 through 1980, working first in the Comptroller's Department and then in the Planning & Coordination Group. Mr. Cameron was graduated from Trinity College, where he received a B.A. in Economics, and from Harvard Business School, where he received an M.B.A. Mr. Cameron also attended the London School of Economics. Mr. Cameron is a CFA charterholder and is on the membership committee of the New York Society of Security Analysts. Mr. Cameron is a director of Capital Counsel LLC in New York City, a high net worth investment management firm he advised when it was established. Mr. Cameron is a Fellow of the Life Management Institute. He is also a past trustee of the Securities Industry Institute.

Highbury Officers and Directors – Richard S. Foote, CFA

Richard S. Foote, CFA has been our president and chief executive officer and a member of our board of directors since our inception. Mr. Foote has been a managing director of Berkshire Capital Securities LLC since its formation in May 2004 and a managing director, principal and vice president of Berkshire Capital Corporation, the predecessor firm to Berkshire Capital Securities LLC, since 1994. Throughout his career, Mr. Foote has specialized in providing investment banking services to the financial services industry, including mergers and acquisitions, public offerings and private placements of debt and equity securities, and negotiation and implementation of private equity capital coinvestment commitments. At Berkshire Capital Securities LLC and its predecessor, Mr. Foote has advised owners of institutional equity and fixed income managers, high net worth managers, mutual fund managers and capital markets firms in mergers and acquisitions. Mr. Foote has developed the firm's alternative investment management industry practice, with the dominant market share in mergers and acquisitions of real estate investment management and services firms and operating companies. Since 1994, Mr. Foote has advised on 27 completed mergers and acquisitions of financial services companies, including high net worth managers, institutional investment managers, mutual fund managers, real estate managers, brokerage firms, investment banks and capital markets firms with aggregate client assets under management of approximately $113 billion and aggregate transaction value of $2.0 billion. Mr. Foote is a director of Berkshire Capital and serves on its compensation committee, commitment committee and technology committee. From 1991 through 1994, Mr. Foote was a co-founder and partner of Knightsbridge Capital Partners, a partnership engaged in investment banking and merchant banking activities. From 1985 to 1991, Mr. Foote was a vice president, an associate, and an analyst in the investment banking division of PaineWebber Incorporated, primarily working on mergers, acquisitions and the issuance of equity and debt securities. Mr. Foote was graduated from Harvard College, cum laude, in 1985 with an A.B. in Economics. Mr. Foote is a CFA charterholder and a member of the CFA Institute, the New York Society of Security Analysts, the Pension Real Estate Association and the National Council of Real Estate Investment Fiduciaries.

Highbury Officers and Directors – R. Bradley Forth, CFA

R. Bradley Forth, CFA has been our executive vice president, chief financial officer and secretary since our inception. Mr. Forth has been an associate at Berkshire Capital Securities LLC since its formation in May 2004 and an associate and analyst at Berkshire Capital Corporation, the predecessor firm to Berkshire Capital Securities LLC, since 2001. Mr. Forth has specialized in merger, acquisition and valuation advisory activities for institutional investment managers, high net worth managers, multi-family offices, mutual fund managers, hedge fund of funds managers, retail brokerage firms and real estate investment management and services firms. Mr. Forth has advised on 17 completed mergers and acquisitions of financial services companies with aggregate transaction value of $1.3 billion. He was graduated from Duke University in 2001 with a B.S. in Economics and a B.A. in Chemistry. Mr. Forth is a CFA charterholder and a member of the CFA Institute and the New York Society of Security Analysts.

Highbury Officers and Directors – Russell L. Appel

Russell L. Appel has been a member of our board of directors since our inception. Mr. Appel is a founder and the president of The Praedium Group LLC, a private equity real estate investment firm focusing on underperforming and undervalued assets throughout North America that began operations as a part of Credit Suisse First Boston, or CSFB. In 1991 Mr. Appel established a team at CSFB to acquire distressed real estate assets for CSFB's proprietary account. As a result of this group's achievements, Praedium was formed in 1994 as a third-party investment management group affiliated with CSFB. Since 1991 Praedium has overseen more than $6 billion of real estate transactions in a series of private equity vehicles. The firm's clients include public and corporate pension plan sponsors, foundations, endowments, and other institutional and high net worth individual investors. In 1999 Praedium separated from CSFB and presently operates as an independent investment firm. In addition to his responsibilities with Praedium, Mr. Appel ran CSFB's Commercial Mortgage Finance business from 1991 to 1994, where he became a managing director. At CSFB, Mr. Appel supervised the execution of numerous commercial and multi-family asset securitization and sale advisory assignments. Prior to joining CSFB in 1991 and his association with Praedium, Mr. Appel was a vice president in the Real Estate Department of Goldman Sachs & Co. from 1986 to 1991. At Goldman Sachs, he was involved in real estate-related sales, financings, mergers and acquisitions and capital markets transactions. Mr. Appel holds a B.S. in Economics, magna cum laude, and an M.B.A. with distinction from the Wharton School of the University of Pennsylvania. Mr. Appel is the treasurer of the Pension Real Estate Association and serves on its board of directors.

Disclosure

Source of data on pages 20, 24 and 25 is Morningstar, Inc. Past performance is no guarantee of future results. For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its 3-, 5-and 10-year (if applicable) Morningstar Rating metrics.

HFI Highbury Financial Inc.

Permanent Capital Solutions for Investment Managers

R. Bruce Cameron, CFA
T: (212) 688-2349
F: (212) 688-2343
bcameron@highburyfinancial.com

Richard S. Foote, CFA
T: (212) 688-2341
F: (212) 688-2343
rfoote@highburyfinancial.com

R. Bradley Forth, CFA
T: (303) 357-4802
F: (303) 893-2902
bforth@highburyfinancial.com